Payments per Bond Denomination
MERIT Series 8

Payment Date:     29-Nov-96
Reporting Month:  October

                                                           Interest    Interest    Principal
          Original        Original  Integral     Record    Accrual     Payment     Payment         Ending      Remaining
  Class   Balance         Pct Pool  Denomination Date      Factor      Factor      Factor          Balance     Principal Factor
Class A-1 $710,500,000.00 75.00%   $1,000.00     31-Oct-96  4.53247912  4.85372913 24.44754559 $673,316,649.31 0.94766594
Class A-2 $142,000,000.00 14.99%   $1,000.00     31-Oct-96  4.97916667  5.32152779  0.00000000 $142,000,000.00 1.00000000
Class A-3  $89,978,000.00  9.50%   $1,000.00     31-Oct-96 10.00000000 10.00000000  0.00000000  $89,978,000.00 1.00000000

          $942,478,000.00                                                                      $905,294,649.31

(1) Interest Payment adjusted to reflect a shortage of two days interest on 10/28/96 payment to Class A-1 and Class A-2.

MERIT SECURITIES CORPORATION


Credit Enhancement Summary
MERIT 8
Payment Date:         29-Nov-96
Reporting Month       October

Reserve Funds and Subordination

                            Initial Coverage    Beginning Coverage  Adjustments Losses Insured Balance Ending Coverage
Type
Pool Over Collateralization 0.50% $4,736,097.11 0.51% $4,736,097.11 $0.00       $0.00  $910,030,746.42 0.52% $4,736,097.11


Surplus Summary

Class                      Total Distribution
Surplus                            $752,385.12

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days               166         $32,024,896             3.52%
60+ Days                59         $11,514,326             1.27%
90+ Days                97         $19,934,814             2.19%
Foreclosure             90         $17,598,741             1.93%
REO                     56         $11,242,942             1.24%

Totals                 468         $92,315,718            10.14%


Advances on Delinquencies                                         $539,933
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 8
Payment Date:     29-Nov-96
Report Date:      October

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals
Interest Net of Servicing Fee                 $5,924,293.71            Interest Payments       $5,104,011.49
Principal                                    $17,369,981.14            Principal Payments     $17,369,981.14
Deposits From Reserve Fund                            $0.00            Surplus                   $752,385.12
Other Deposits                                        $0.00            FSA Fee                    $67,897.10

Total Deposit                                $23,294,274.85            Total Withdrawals      $23,294,274.85

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 8
Payment Date:     29-Nov-96
Reporting Month:  October

           Class
           Interest   Beginning       Interest      Interest      Principal      Total          Applied Ending
  Class    Rate       Balance         Accrual       Payment(1)    Payment        Distribution   Losses  Balance
Class A-1   5.595000% $690,686,630.45 $3,220,326.41 $3,448,574.54 $17,369,981.14 $20,818,555.68 $0.00   $673,316,649.31
Class A-2   5.975000% $142,000,000.00   $707,041.67   $755,656.95          $0.00    $755,656.95 $0.00   $142,000,000.00
Class A-3  12.000000% $89,978,000.00    $899,780.00   $899,780.00          $0.00    $899,780.00 $0.00    $89,978,000.00

                     $922,664,630.45  $4,827,148.08 $5,104,011.49 $17,369,981.14 $22,473,992.63 $0.00   $905,294,649.31

Class      CUSIP     Priority     Principal Type    Interest Type
Class A-1  589962AY5 Senior       Sequential        Floater
Class A-2  589962AZ2 Senior       Sequential        Floater
Class A-3  589962BA6 Senior       Sequential        Floater